Exhibit 99.1

[FINANCIAL RELATIONS BOARD LOGO]


                                        [NEWS LOGO]

                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  One Penn Plaza
                                                                      Suite 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                      AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                      Diane Hettwer              Tim Grace
Chief Financial Officer              Analyst Inquiries          Media Inquiries
(212) 692-7200                       (312) 640-6760             (312) 640-6667


FOR IMMEDIATE RELEASE
THURSDAY MAY 5, 2005

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                              FIRST QUARTER RESULTS

New York, NY - May 5, 2005- Lexington Corporate Properties Trust (NYSE:LXP) ("Lexington"), a real estate investment trust, today announced results for its first quarter ended March 31, 2005.

First Quarter Highlights
------------------------

     o    Acquired one property for $12 million at a GAAP cap rate of 9.5%;
     o Sold two non-core properties for $0.8 million in excess of aggregate book value;
     o Expanded equity base by approximately $20 million by issuing convertible preferred shares which were subject to an over-allotment option;
     o Obtained $45.8 million non-recourse mortgage financings secured by three properties at a weighted average fixed interest rate of 5.05% in one joint venture program; and
     o Extended leases on three properties including one in a joint venture program.

Quarterly Results

Funds from operations were $23.1 million, or $0.39 per diluted common share/unit, for the first quarter of 2005. This compares to $18.8 million, or $0.39 per diluted common share/unit, for the first quarter of 2004, net of $1.7 million in impairment charges. Lexington operated with greater cash balances and vacancy than in the prior year and this limited growth in FFO per share.

Rental revenues for the quarter totaled $37.5 million, compared to rental revenues of $31.3 million for the same period last year. Net income allocable to common shareholders was $5.4 million in the first quarter of 2005, after $0.7 million in gains on sale of properties, or $0.11 per diluted common share/unit. This compares to $10.4 million, after the impact of $1.7 million impairment charges and $1.7 million in gains on sale of properties, or $0.24 per diluted common share/unit, for the same period last year.


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Lexington Corporate Properties
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Conference Call

Management will discuss the financial results and Lexington's business plan on a conference call today at 2:00 p.m. Eastern time. The toll-free dial-in number is 800-218-0530. A replay of the conference call will be available through May 12, 2005. The toll-free telephone number for the replay is 800-405-2236, passcode 11027853. International callers can access the conference call by dialing 303-262-2131 and the replay by dialing 303-590-3000 (same passcode). The conference call can also be accessed on the internet at http://www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer said, "First quarter funds from operations per share were impacted by extremely high cash balances of approximately $150 million, substantially all of which were invested in the Wells acquisition which closed on April 13, 2005. As a result, we expect to report strong growth in funds from operations per share during the balance of this year."

Mr. Eglin added, "We also made good progress on the leasing front, extending leases with three of our tenants and signing a new lease in the second quarter for approximately 21,000 square feet at our formerly vacant facility in Hebron, Kentucky. In addition, we sold two non-core retail properties at favorable prices. More recently, in the second quarter we sold our Columbia, Maryland retail property, a property we purchased in 1998, for approximately $11.6 million - a price $5.0 million in excess of our investment in the property. This is further evidence of the tremendous increase in property values and our own net asset value per share in recent years."


Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday, May 4, 2005 at $23.85 per share. Lexington pays an annualized dividend of $1.44 per share. Additional information about Lexington is available at www.lxp.com

Lexington believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. Lexington believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, (vi) changes in accessibility of debt and equity capital markets, and (vii) those other factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.


                             Financial Tables Follow


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)



                                                                          Three Months Ended
                                                                              March 31,
                                                                         2005          2004
                                                                         ----          ----

Gross revenues:
   Rental                                                        $     37,459   $     31,311
   Advisory fees                                                          634            950
   Tenant reimbursements                                                  549          1,512
           Total gross revenues                                        38,642         33,773
                                                                 ------------   ------------

Expense applicable to revenues:
   Depreciation and amortization                                      (11,913)        (7,284)
   Property operating                                                  (2,313)        (2,287)
General and administrative                                             (4,347)        (3,475)
Non-operating income                                                      684            114
Interest and amortization expense                                     (12,671)        (9,327)
                                                                 ------------   ------------


 Income before provision for income taxes, minority interests, equity in earnings of non-consolidated entities and
     discontinued operations                                            8,082         11,514
Provision for income taxes                                                (96)          (872)
Minority interests                                                       (881)        (1,239)
Equity in earnings of joint ventures                                    1,425          1,804
                                                                 ------------   ------------
Income from continuing operations                                       8,530         11,207
                                                                 ------------   ------------


Discontinued operations, net of minority interest:
   Income from discontinued operations                                    282            766
   Impairment charges                                                     (30)        (1,732)
   Gains on sales of properties                                           744          1,737
                                                                 ------------   ------------
   Total discontinued operations                                          996            771
                                                                 ------------   ------------
Net income                                                              9,526         11,978
Dividends attributable to preferred shares - Series B                  (1,590)        (1,590)
Dividends attributable to preferred shares - Series C                 (2,519)              -
                                                                 ------------   ------------
Net income allocable to common shareholders                      $      5,417    $    10,388
   Depreciation and amortization                                       11,789          7,752
   Minority interests - OP Units                                          857            928
   Amortization of leasing commissions                                    124            181
   Joint venture adjustment - depreciation                              3,148          1,314
   Preferred share dividend - Series C                                  2,519              -
   Gains on sales of properties                                          (744)        (1,737)
                                                                 ------------   ------------
Funds from operations(2)                                         $     23,110   $     18,826
                                                                 ============   ============

Rent below GAAP revenue(1)                                       $         59   $        531
                                                                 ============   ============
Per share/unit
   Basic net income                                              $       0.11   $       0.24
   Diluted net income                                            $       0.11   $       0.24
   Funds from operations(2)-basic                                $       0.39   $       0.39
   Funds from operations(2)-diluted                              $       0.39   $       0.39


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Lexington Corporate Properties
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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                                3/31/05                12/31/04
                                                                -------                --------

Real estate, at cost                                         $     1,414,201         $     1,407,872
Accumulated depreciation                                            (190,643)               (180,610)
Investment in joint ventures                                         132,526                 132,738
Properties held for sale - discontinued operations                    17,162                  13,216
Intangible assets, net                                                54,280                  54,736
Cash and cash equivalents                                            150,551                 146,957
Deferred expenses, net                                                 8,346                   7,860
Rent receivable                                                          421                   4,123
Rent receivable - deferred                                            23,516                  23,923
Due from affiliates                                                        -                  45,800
Other assets                                                          93,983                  40,472
                                                         -------------------     -------------------
                                                             $     1,704,343         $     1,697,087
                                                         ===================     ===================

Mortgages and notes payable                                  $       758,487         $       765,144
Liabilities - discontinued operations                                    959                   1,688
Other liabilities                                                     20,000                  22,388
Prepaid rent                                                           7,702                   3,818
Minority interests                                                    55,449                  56,759
Shareholders' equity                                                 861,746                 847,290
                                                         -------------------     -------------------
                                                             $     1,704,343         $     1,697,087
                                                         ===================     ===================

Common shares                                                     49,133,925              48,621,273
Preferred shares - Series B                                        3,160,000               3,160,000
Preferred shares - Series C                                        3,100,000               2,700,000
Operating partnership units                                        5,374,499               5,408,699
                                                         -------------------     -------------------
                                                                  60,768,424              59,889,972
                                                         ===================     ===================


1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.


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Lexington Corporate Properties
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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                                           Three Months Ended
                                                                                               March 31,
                                                                                     2005                     2004
                                                                                     ----                     ----

Earning Per Share
-----------------

Basic
Income from continuing operations                                               $       8,530           $      11,207
Less preferred dividends                                                               (4,109)                 (1,590)
                                                                                -------------           -------------
Income allocable to common shareholders from continuing
operations - basic                                                                      4,421                   9,617
Total income from discontinued operations - basic                                         996                     771
                                                                                -------------           -------------
Net income allocable to common shareholders                                     $       5,417           $      10,388
                                                                                =============           =============

Weighted average number of common shares outstanding                               48,350,656              42,474,808
                                                                                =============           =============
Per share data:
Income from continuing operations                                               $        0.09           $        0.23
Income from discontinued operations                                                      0.02                    0.01
                                                                                -------------           -------------
Net income                                                                      $        0.11           $        0.24
                                                                                =============           =============

Diluted
Income allocable to common shareholders from continuing
operations-basic                                                                $       4,421           $       9,617
Adjustments:
   Incremental income attributed to assumed conversion
        of dilutive securities                                                              -                       -
                                                                                -------------           -------------
Income allocable to common shareholders from
   continuing operations-diluted                                                        4,421                   9,617
Total income from discontinued operations - diluted                                       996                     771
                                                                                -------------           -------------
Net income allocable to common shareholders - diluted                           $       5,417           $      10,388
                                                                                =============           =============

Weighted average number of shares used in calculation
  of basic earnings per share                                                      48,350,656              42,474,808
Add incremental shares representing:
        Shares issuable upon exercises of employee
        share options                                                                  79,289                 179,080
        Shares issuable upon conversion of dilutive
        securities                                                                          -                       -
                                                                                -------------           -------------
Weighted average number of shares used in calculation of
   diluted earnings per common share                                               48,429,945              42,653,888
                                                                                =============           =============
Per share data:
Income from continuing operations - diluted                                     $        0.09           $        0.23
Income from discontinued operations - diluted                                            0.02                    0.01
                                                                                -------------           -------------
Net income - diluted                                                            $        0.11           $        0.24
                                                                                =============           =============


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Lexington Corporate Properties
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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                       Three Months Ended
                                                                            March 31,
                                                                      2005                  2004
                                                                      ----                  ----

Funds From Operations
---------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders                   $         5,417       $        10,388
Adjustments:
Depreciation and amortization                                          11,789                 7,752
Minority interests-OP Units                                               857                   928
Amortization of leasing commissions                                       124                   181
Joint venture adjustment-depreciation                                   3,148                 1,314
Preferred dividends-Series C                                            2,519                     -
Gains on sale of properties                                              (744)               (1,737)
                                                              ---------------       ---------------
Funds from operations                                         $        23,110       $        18,826
                                                              ===============       ===============

Basic
-----
Weighted average shares outstanding-basic EPS                      48,350,656            42,474,808
Operating partnership units                                         5,386,281             5,392,625
Preferred shares - Series C                                         5,779,330                     -
                                                              ---------------       ---------------
Weighted average shares outstanding-basic FFO                      59,516,267            47,867,433
                                                              ===============       ===============
                          FFO per share                       $          0.39       $          0.39
                                                              ===============       ===============
Diluted
-------
Weighted average shares outstanding-diluted EPS                    48,429,945            42,653,888
Operating partnership units                                         5,386,281             5,392,625
Preferred shares - Series C                                         5,779,330                     -
                                                              ---------------       ---------------
Weighted average shares outstanding-diluted FFO                    59,595,556            48,046,513
                                                              ===============       ===============
                          FFO per share                       $          0.39       $          0.39
                                                              ===============       ===============


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